Right of Use Assets and Lease Obligations	12 Months Ended
Oct. 31, 2022
Right of Use Assets and Lease Obligations
Right of Use Assets and Lease Obligations
28.	Right of Use Assets and Lease Obligations

The Company entered into various lease agreements predominantly to execute its retail platform strategy. The Company leases properties such as various retail stores and offices. Lease contracts are typically made for fixed periods of 5 to 10 years but may have extension options. Lease terms are negotiated on an individual basis and contain a wide range of different terms and conditions.

Right of use assets
$
Balance at October 31, 2021	27,985
Net additions	10,974
Depreciation expense for the period	(8,440)
Balance at October 31, 2022	30,519

Lease Liabilities
$
Balance at October 31, 2021	29,773
Net additions	11,442
Cash outflows in the year	(9,831)
Interest expense for the year ended	2,384
Balance at October 31, 2022	33,768
Current	(7,629)
Non-current	26,139

As at October 31, 2022, $202 (2021: $506) is due to the Company in respect of sublease arrangements. For the year ended October 31, 2022, $273 (2021: $439) was received in respect of sublease arrangements, which was recognized as other revenue. During the year ended October 31, 2022, the Company also paid $3,420 (2021: $2,906) in variable operating costs associated to the leases which are expensed under general and administrative expenses.

During the year ended October 31, 2022, the Company identified six locations that were never opened due to market pressures and increased competition, resulting in impairment of $982 (2021: $1,210) in right of use assets.